UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 24, 2005
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                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

        0-21231                                        84-1233716
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  (Commission File Number)                  (IRS Employer Identification No.)

    700 Seventeenth Street, Suite 2100
    Denver, Colorado                                   80202
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(Address of Principal Executive Offices)             (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   Changes in Registrant's Certifying Accountant.

     Effective March 24, 2005, Matrix Bancorp, Inc. (the "Company") engaged McGladrey & Pullen, LLP as the Company's principal accountants to audit the Company's financial statements for the year ending December 31, 2005. McGladrey replaces KPMG LLP, which had previously been engaged for the same purpose, and who was dismissed effective March 24, 2005. The decision to change the Company's principal accountants was approved by the Company's Audit Committee on March 24, 2005.

     The reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP's audit report on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2004 contained a paragraph that stated that the Company changed its method of accounting for variable interest entities in 2003 and changed its method of accounting for goodwill and other intangible assets in 2002. In connection with the audits for the fiscal years ended
December 31, 2003 and 2004 and through the date hereof, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its reports.

     The Company provided KPMG LLP with a copy of this disclosure and requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the above statements; and, if not, stating the respects with it does not agree. A copy of KPMG LLP's letter dated March 30, 2005 is filed as Exhibit 16.1 to this Form 8-K.

     The Audit Committee unanimously approved the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005. During the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period prior to the date of McGladrey's appointment, neither the Company nor anyone on its behalf consulted with McGladrey regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          16.1 Letter of KPMG LLP to the Securities and Exchange Commission dated March 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 30, 2005


                                            MATRIX BANCORP, INC.


                                            By:  /s/ Allen McConnell
                                            Name:    Allen McConnell
                                            Title:   Senior Vice President



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                                  EXHIBIT INDEX

Exhibit No.         Description
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16.1                Letter of KPMG LLP to the Securities and Exchange Commission
                    dated March 30, 2005.